First American Investment Funds, Inc.

                      First American Micro Cap Value Fund
                      First American Regional Equity Fund
            First American Adjustable Rate Mortgage Securities Fund
                First American Intermediate Government Bond Fund


       RETAIL CLASS A AND CLASS B SHARES AND INSTITUTIONAL CLASS Y SHARES


                       Supplement Dated January 24, 2000
                      To Prospectus Dated February 1, 1999

On January 14, 2000, shareholders of Micro Cap Value Fund approved a merger of the fund into Small Cap Value Fund; shareholders of Intermediate Government Bond Fund approved a merger of the fund into Intermediate Term Income Fund. These mergers are effective February 25, 2000.

Pending shareholder approval, Regional Equity Fund will merge into Small Cap Value Fund, and Adjustable Rate Mortgage Securities Fund will merge into Limited Term Income Fund. Shareholder meetings are scheduled for February 4, 2000 for shareholders to vote on these proposed mergers. The effective date of these proposed mergers is February 25, 2000.

Registration Statements on Form N-14, for each of the mergers, were filed with the Securities and Exchange Commission and became effective on November 19, 1999. Proxy materials providing information about the proposed mergers were sent to those shareholders holding shares of the funds as of November 16, 1999.

In recommending each of the mergers to shareholders, the First American Board of Directors determined that combining funds with similar investment objectives may create efficiencies that would lead to a reduction in overall operating expenses for the combined, larger funds. However, the funds do implement different investment strategies to achieve their investment objectives. The similarities and differences between the funds are more fully discussed in the proxy materials.

To receive proxy materials or obtain other information, contact First American Investor Services at 1-800-637-2548.